Shareholders' Equity	6 Months Ended
Jun. 30, 2019
Stockholders' Equity Note [Abstract]
SHAREHOLDERS' EQUITY

NOTE 7:	SHAREHOLDERS' EQUITY

1.	Issuance of Ordinary Shares in connection with Standby Equity Distribution Agreements:

On May 8, 2017 the Company entered into a Standby Equity Distribution Agreement ("SEDA"), with YA II PN Ltd. ("YA"), for the sale of up to $2,000 of its Ordinary Shares to YA. The Company may effect the sale, at its sole discretion, during a four-year period for the 2017 SEDA, beginning on the date on which the Securities and Exchange Commission first declares effective a registration statement registering the resale of the Company's Ordinary Shares by YA. For each Ordinary Share purchased under the SEDA, YA will pay 93% of the lowest daily VWAP (as defined below) of the Ordinary Shares during the three consecutive trading days, following the date of an advance notice from the Company (provided such VWAP is greater than or equal to 90% of the last closing price of the Ordinary shares at the time of delivery of the advance notice). Notwithstanding the forgoing, the notice shall not exceed $500. "VWAP" is defined as of any date, to be such date's daily dollar volume-weighted average price of the Ordinary Shares as reported by Bloomberg, LP.  The Company may terminate the SEDA at any time upon prior notice to YA, as long as there are no advance notices outstanding and the Company has paid to YA all amounts then due.

In connection with the SEDA, the Company issued 67,307 Ordinary shares to YA as a commitment fee. The commitment fee is recorded as prepaid expenses according to the consumption of the SEDA. As of June 30, 2019, the balance of those prepaid expenses was $77.

During the year 2018, the Company issued to YA 197,025 Ordinary Shares, for a total amount of $372, net of $23 issuance expenses.

During the six months ended June 30, 2019, the Company issued to YA 158,023 Ordinary Shares, for a total amount of $465.

2.	From February 19, 2019 until March 15, 2019, a total of 125,195 options were exercised for the amount of $316.

3.	On February 25, 2019 the Company issued 20,858 Ordinary Shares (equivalent to $62) to officers of the Company related to Bonus payments approved by the Board of Directors and shareholders.

4.	On May 16, 2019 the Company entered into and closed a securities purchase agreement with several Investors for the sale of 400,000 Ordinary Shares at a price of $2.50 per share, resulting in gross proceeds of $1 million and $59 issuance expenses. In addition, the Company issued to the investors 240,000 warrants with an exercise price of $3.30 per Ordinary Share. The warrants shall be exercisable for 3.5 years and shall be subject to a three-year vesting period as follows: one third of the warrants shall vest annually (upon the lapse of 12 months, 24 months and 36 months from issuance), provided that on the applicable vesting date the investor did not sell any of the Ordinary Shares purchased on the private placement. Vesting of all of the warrants shall be accelerated in the event that any one or more shareholders acting together acquire a block of 40% of the Company's issued and outstanding share capital.